CONVERTIBLE NOTES PAYABLE	12 Months Ended
Dec. 31, 2023
Debt Disclosure [Abstract]
CONVERTIBLE NOTES PAYABLE

NOTE 7 – CONVERTIBLE NOTES PAYABLE

During the year ended December 31, 2021, the Company received $980,000 in cash proceeds under the convertible promissory notes financing, in addition, the Company’s existing debt holder agreed to convert $15,064 the Company owed on account of unsecured, non-interest-bearing note payable due on demand into a convertible promissory note for a total of $20,000. The convertible promissory notes (the “Notes”) were due in twelve months after their issuances (the “Maturity Date”) and accrued interest at a rate of 15% per annum. During the year ended December 31, 2022, the Company recorded $719,462 in amortization of debt discount and $10,812 in additional interest accrued on the Notes. The balance of the Notes at December 31, 2022 was $Nil as all of the notes were paid or converted into shares of the Company’s common stock during the year ended December 31, 2022.